COST OF SALES (Tables)	12 Months Ended
Dec. 31, 2025
Disclosure of cost of sales [abstract]
Disclosure of detailed information about cost of sales [Table Text Block]
	Year Ended December 31,
	2025	2024
Labour costs	$224,450	$159,884
Consumables and materials	126,975	80,008
Energy	52,657	35,443
Maintenance	13,426	6,204
Assays and labwork	3,526	3,350
Insurance	4,640	2,483
Other costs(1)	17,832	10,991
Production costs	$443,506	$298,363
Transportation and other selling costs	20,829	2,788
Workers' participation costs	39,431	20,636
Environmental duties and royalties	25,572	14,752
Finished goods inventory changes	6,603	6,405
Other(2)	7,731	1,759
Cost of Sales	$543,672	$344,703

(1) Other costs (within production costs) include services such as machinery rentals, corporate staff support, rights and land access payments, and diamond drilling. The inventory write-downs during the year ended December 31, 2025 totaled to $nil (December 31, 2024 - $1.5 million related to La Encantada).

(2) Other costs in 2025 include elevated waste costs from ore below cut-off grade at La Encantada, as poor ground conditions impacted mine development activities. Additionally, other costs included elevated maintenance and energy costs at Santa Elena along with higher diesel generator rental costs and energy charges driven by weather related events at San Dimas. Other costs in 2024 relate to $1.8 million incurred at San Dimas as a result of increased diesel consumption due to the use of back up energy sources following low water levels at the Las Truchas hydroelectric dam and damage to the power lines at the hydroelectric plant.